File No.:

Commission file number:


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

                                February 29, 2004
                                -----------------
                Date of Report (Date of earliest event reported)


                                H-NET.NET, INC.
                                ---------------
             (Exact name of registrant as specified in its charter)

                                    Colorado
                                    --------
                 (State or other jurisdiction of incorporation)

                                   84-1064958
                                   ----------
                        (IRS Employer Identification No.)


                  3256 Chico Wy., NW, Bremerton,  WA     98312
              (Address of principal executive offices) (Zip Code)


                                 (360) 782-4477
                                 --------------
               Registrant's telephone number, including area code

ITEM  1.     CHANGE IN CONTROL OF THE REGISTRANT.

On February 16, 2004, H-Net.Net, Inc., a Colorado corporation ("H-Net") and Donobi, Inc., a Washington corporation ("Donobi"), executed an Addendum and closed on an Acquisition Agreement and Plan of Reorganization (the "Agreement") for the acquisition by H-Net, of all of the issued and outstanding stock of Donobi. This transaction was passed upon and approved by a majority of Board of Directors of each company and was codified in the form of a definitive agreement originally executed by the parties on December 30, 2003.

Pursuant to the Agreement, Donobi exchanged all of its issued and outstanding common stock for 13,558,750 shares of newly issued H-Net common stock. As a result of the transaction, a change of control of H-Net has occurred and Donobi shareholders, as a group, now hold a majority of H-Net's issued and outstanding common stock (91.1%).

As part of the transaction, H-Net's Board of Directors has been replaced by Donobi Board Members and new officers have been appointed. Donobi has entered into a consulting agreement with a former H-Net officer and director and has issued common stock to another former officer and director. Details of the Agreement are set forth in the Exhibits to this filing.

ITEM  2.     ACQUISITION OR DISPOSITION OF ASSETS.

On February 16, 2004, H-Net.Net, Inc., a Colorado corporation ("H-Net") and Donobi, Inc., a Washington corporation ("Donobi"), executed an Addendum and closed on an Acquisition Agreement and Plan of Reorganization (the "Agreement") for the acquisition by H-Net.Net, of all of the issued and outstanding stock of Donobi. This transaction was passed upon and approved by a majority of Board of Directors of each company and was codified in the form of a definitive agreement originally executed by the parties on December 31, 2003.

Pursuant to the Agreement, Donobi exchanged all of its issued and outstanding common stock for 13,558,750 shares of newly issued H-Net common stock. As part of the transaction, H-Net's Board of Directors has been replaced by Donobi Board Members and new officers have been appointed. The resignation of H-Net's Directors is not the result of any disagreement with management. The Agreement and the Addendum are included as exhibits to this filing. The pro forma consolidated financials relating to this transaction shall be submitted as a subsequent amendment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Name of Registrant)

H-NET.NET, INC.

Date:  February 29, 2004                     /s/ Terry L. Stein
                                             ----------------------
                                             By: Terry L. Stein
                                             Its: Interim CFO, Director